UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2004

VIROLOGIC, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-30369	94-3234479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Oyster Point Blvd.

South San Francisco, California 94080

(Address of Principal Executive Offices)

(650) 635-1100

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Explanatory Note

On December 10, 2004, ViroLogic, Inc. filed a Form 8-K, under Item 2.01 thereto to report the completion of a merger transaction with ACLARA BioSciences, Inc., or ACLARA. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, ViroLogic stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Form 8-K/A Amendment No. 1 is being filed to provide the required financial information.

2.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The required audited financial information of ACLARA as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 is included as Exhibit 99.2 and is hereby incorporated by reference.

The required unaudited financial information of ACLARA as of and for the three and nine months ended September 30, 2004 is included as Exhibit 99.3 and is hereby incorporated by reference. Period covered is “the financial position of ACLARA BioSciences, Inc. at December 31, 2003 and 2002 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003.”

(b)	Pro forma financial information.

The required unaudited pro forma financial information for the fiscal year ended December 31, 2003 and as of and for the nine months ended September 30, 2004 is included as Exhibit 99.4 and is hereby incorporated by reference.

(c)	Exhibits.

3.1*	Certificate of Amendment of Amended and Restated Certificate of Incorporation, dated December 10, 2004.

10.1(1)	Agreement and Plan of Merger and Reorganization, dated as of May 28, 2004, by and among ViroLogic, Inc., a Delaware corporation, Apollo Acquisition Sub, Inc., a Delaware corporation, Apollo Merger Subsidiary, LLC, a Delaware limited liability company and ACLARA BioSciences, Inc., a Delaware corporation.

10.2(2)	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated as of October 18, 2004, among ViroLogic, Inc., a Delaware corporation, Apollo Acquisition Sub, Inc., a Delaware corporation, Apollo Merger Subsidiary, LLC, a Delaware limited liability company and ACLARA BioSciences, Inc., a Delaware corporation.

10.3*	Contingent Value Rights Agreement, dated December 10, 2004, by and between ViroLogic, Inc., and U.S. Bank National Association as trustee.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, with respect to ACLARA BioSciences, Inc.

99.1*	Press Release, dated December 10, 2004.

99.2	Audited financial information of ACLARA BioSciences, Inc. as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003.

99.3	Unaudited financial information of ACLARA BioSciences, Inc. as of and for the three and nine months ended September 30, 2004.

99.4	Pro forma financial information.

*	Previously filed.
(1)	Incorporated by reference to the similarly described exhibit in the Current Report on Form 8-K filed by ViroLogic, Inc., on June 1, 2004.
(2)	Incorporated by reference to the similarly described exhibit in the Current Report on Form 8-K filed by ViroLogic, Inc., on October 19, 2004.

3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROLOGIC, INC.

	By:	/S/ WILLIAM D. YOUNG
Date: December 17, 2004		William D. Young
Chief Executive Officer

4.

INDEX TO EXHIBITS

3.1*	Certificate of Amendment of Amended and Restated Certificate of Incorporation, dated December 10, 2004.

10.1(1)	Agreement and Plan of Merger and Reorganization, dated as of May 28, 2004, by and among ViroLogic, Inc., a Delaware corporation, Apollo Acquisition Sub, Inc., a Delaware corporation, Apollo Merger Subsidiary, LLC, a Delaware limited liability company and ACLARA BioSciences, Inc., a Delaware corporation.

10.2(2)	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated as of October 18, 2004, among ViroLogic, Inc., a Delaware corporation, Apollo Acquisition Sub, Inc., a Delaware corporation, Apollo Merger Subsidiary, LLC, a Delaware limited liability company and ACLARA BioSciences, Inc., a Delaware corporation.

10.3*	Contingent Value Rights Agreement, dated December 10, 2004, by and between ViroLogic, Inc., and U.S. Bank National Association as trustee.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, with respect to ACLARA BioSciences, Inc.

99.1*	Press Release, dated December 10, 2004.

99.2	Audited financial information of ACLARA BioSciences, Inc. as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003.

99.3	Unaudited financial information of ACLARA BioSciences, Inc. as of and for the three and nine months ended September 30, 2004.

99.4	Pro forma financial information.

*	Previously Filed.
(1)	Incorporated by reference to the similarly described exhibit in the Current Report on Form 8-K filed by ViroLogic, Inc., on June 1, 2004.
(2)	Incorporated by reference to the similarly described exhibit in the Current Report on Form 8-K filed by ViroLogic, Inc., on October 19, 2004.